Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
13. Subsequent Events

On November 24, 2021, we entered into an agreement to acquire Flow Commerce Inc. (“Flow”) through the statutory merger of Flow with Global-e NewCo Inc., our wholly owned indirect subsidiary, with Flow as the surviving corporation and our wholly owned subsidiary.

The Flow Merger closed on January 3, 2022 and is expected to strengthen our offering and capabilities, to allow us access to additional addressable markets of emerging brands not currently eligible to use our services.

The deal is valued at up to approximately $500 million (in equal portions of cash and Global-e shares), comprised of a base consideration of approximately $425 million and up to approximately $75 million in potential additional consideration based on certain financial results in 2021.

Concurrently, Global-e has signed an agreement to expand the strategic partnership with Shopify and issued to Shopify warrants to purchase (A) up to an aggregate of 1,289,064 of our ordinary shares for a purchase price of $0.01 per share which vested on the date of the agreement and since have been exercised in full, and (B) up to an aggregate of 738,081 of the Company’s ordinary shares for a purchase price of $0.01 per share which vest upon certain performance milestones.

The Company expects to recognize an asset of approximately $71 million related to the 1,289,064 warrants, this asset represents the probable future economic benefit to be realized over a four-year period and is determined based on the fair value of the warrants at the grant date. The amount of future expense related to the 738,081 warrants upon meeting the milestones, is expected to be up to approximately $41 million and will be recognized as an expense over a four-year period which represents the probable future economic period. The amortization will be included within the sales and marketing expenses.